UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 24, 2006

ALBANY INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-16214	14-0462060

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1373 Broadway, Albany, New York	12204

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (518) 445-2200

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01.   Other Events

A copy of the Company press release announcing its response to a question at a recent investor conference about previously announced competitive pricing pressure in Europe is attached as Exhibit 99.1 to this report.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

	By:	/s/ Michael C. Nahl

	Name:	Michael C. Nahl
	Title:	Executive Vice President and Chief Financial Officer

Date: September 25, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 24, 2006